December 3, 2013 Cowen and Company 3 Annual Ultimate Energy Conference Joseph M. Bennett EVP & Chief IRO Jeffrey M. Platt President and CEO Exhibit 99.1 rd

FORWARD-LOOKING STATEMENTS
TIDEWATER
601 Poydras Street, Suite 1500
New Orleans, LA 70130
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
2
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity;
changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions;
unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Key Tidewater Facts
•
“Best in Class” safety and compliance culture
•
First to expand extensively into int’l markets, evolving to our
•
History of earnings growth and solid returns
•
Largest “NEW” OSV fleet in the industry
•
Solid balance sheet allows us to continue to act upon available
•
Pioneered the oil & gas service vessel industry 55+ years ago
•
Constructive fundamental backdrop for OSV industry
3
current global exposure– presence in over 50 countries
with ~8,000 employees worldwide
opportunities, such as recent Troms acquisition and
new Subsea business

Safety Record Rivals
Leading Companies

CALENDAR YEARS
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007 2008 2009 2010 2011 2012
TOTAL RECORDABLE INCIDENT RATES
TIDEWATER DOW CHEMICAL CHEVRON
EXXON/MOBIL

Working Offshore Rig Trends
Source: ODS-Petrodata
Note: 46 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 713 in November 2013.
405
262
5
Prior peak (summer 2008)
Jackups
Floaters
0
50
100
150
200
250
300
350
400
450
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13

Drivers of our Business
“Peak to Present”
Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
November
2013
Working Rigs
603 538 713
Rigs Under
Construction
186 118 234
OSV Global
Population
2,033 2,599 3,031
OSV’s Under
Construction
736 367 439
OSV/Rig Ratio
3.37 4.83 4.25
6

The Worldwide OSV Fleet
(Includes AHTS and PSVs only)
Estimated as of November 2013
Source: ODS-Petrodata and Tidewater
As of November 2013, there are approximately 439 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,031 vessels, including ~720 vessels that are 25+ yrs old (25%).
7
Vessels > 25 years old today
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Tidewater’s Active Fleet
As of September 30, 2013
Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
240 “New” vessels – 6.1 avg yrs
8
35
40
30
25
20
15
10
5
0
1970
1975 1980 1985 1990 1995 2000 2005 2010
27 “Traditional” vessels – 26.7 avg yrs

Vessel Population by Owner
(AHTS and PSVs only)
Estimated as of November 2013
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,306 total
vessels for
400+ owners) 9
400
300
200
100
0
228
164
130
75
66
61

Our Global Footprint
Vessel Distribution by Region
(excludes stacked vessels  - as of 9/30/13)
In 2Q FY 2014, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.
10
Americas
63(24%)
SS Africa/Europe
136(51%)
MENA
44(16%)
Asia/Pac
24(9%)

Active Vessel Dayrates &
Utilization by Segment
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
11
$6,000
$10,000
$14,000
$18,000
$22,000
6/10 12/10 6/11 12/11 6/12 12/12 6/13
60%
70%
80%
90%
100%
6/10 12/10 6/11 12/11 6/12 12/12 6/13
Americas Asia/Pac MENA Sub Sah Africa/Eur.

History of Earnings Growth &
Solid Through-Cycle Returns
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%
Adjusted EPS**

The Largest Modern OSV
Fleet in the Industry
Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 96 $2,630m $27.4m
Deepwater AHTSs 11 $358m $32.5m
Towing Supply/Supply 109 $1,615m $14.8m
Other 55 $280m $5.1m
TOTALS: 271 $4,883m
(1)
$18.0m
.
At 9/30/13, 240 new vessels were in our fleet with ~6.1 year average age
Vessel Commitments
Jan. ’00 – September ‘13
(1) ~$4.27b (87%) funded through 9/30/13
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)

….. and More to Come
Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 2
Total 31
Vessels Under Construction*
As of September 30, 2013

Estimated delivery schedule – 6 for the remainder of FY ’14, 16 in FY ’15 and 9 thereafter.
CAPX of $218m for the remainder of FY ’14, $303m in FY ‘15  and $105m in FY ’16.

Strong Financial Position
Provides Strategic Optionality
As of September 30, 2013
Cash & Cash Equivalents $46 million
Total Debt $1,446 million
Shareholders Equity $2,635 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 35%
15
~$650 million of available liquidity as of 9/30/13, including $420 million of unused capacity under committed bank credit facilities and $200 million of delayed funding from recent senior unsecured note financing.

New Vessel Trends by Vessel Type
Deepwater PSVs

$176 million, or 49%, of Vessel Revenue in Q2 Fiscal 2014
Q2 Fiscal 2014
Avg Day Rate: $31,053
Utilization: 84.6%
22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels

$118 million, or 33%, of Vessel Revenue in Q2 Fiscal 2014
Q2 Fiscal 2014
Avg Day Rate: $14,484
Utilization: 85.7%
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101 102 103
103 103
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate Utilization-Adjusted Average Day Rate

Tidewater’s New Subsea Business 18 Recent order of six work-class remotely operated vehicles (ROV)

Financial Strategy Focused on Creating Long-Term Shareholder Value Maintain Financial Strength EVA-Based Investments On Through-cycle Basis Deliver Results 19

December 3, 2013 Cowen and Company 3 rd Annual Ultimate Energy Conference Joseph M. Bennett EVP & Chief IRO Jeffrey M. Platt President and CEO

Appendix 21

Fleet Renewal & Expansion
Funded by CFFO thru Fiscal 2013
Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively
$ in millions
CFFO
Fiscal Year
22
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
CAPX Dividend Share Repurchase

Cyclical Upturn should
Drive Margin Expansion

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$168 million Vessel Margin in Q2
FY2014 (94% from New Vessels)
Q2 FY2014 Vessel Margin: 46%
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
Total New
$0
$25
$50
$75
$100
$125
$150
$175
$200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
New Traditional

Total Revenue and Margin
Fiscal 2008-2014
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
24
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
-
$100
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
$
$200
$300 million
$150 million
50.0%

New Vessel Trends by Vessel Type
Deepwater AHTS

Q2 Fiscal 2014
Avg Day Rate: $28,885
Utilization: 87.9%
$26 million, or 7%, of Vessel Revenue in Q2 Fiscal 2014
40
80
120
160
200
240
-
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
5 5 5 5 5 5 5 5
6
8
9 9
11
11 11 11 11 11 11 11 11 11
11 11
11 11
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Current Revenue Mix Quality of Customer Base Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s, 3 IOC’s and 1 independent) accounted for 58% of our revenue 26